UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2005 (April 30, 2004)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0404134 (I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY Address of principal executive office		10038 (Zip Code)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

ALL TERMS USED BUT NOT DEFINED BELOW HAVE THE MEANINGS GIVEN TO THEM IN THE FIRST AMENDED WAREHOUSING CREDIT AND SECURITY AGREEMENT, AS DEFINED BELOW.

On April 12, 2005, (i) MortgageIT, Inc. ("MortgageIT"), a wholly owned subsidiary of MortgageIT Holdings, Inc. (the "Company"), entered the First Amended and Restated Warehousing Credit and Security Agreement (the "First Amended Warehousing Credit and Security Agreement") between MortgageIT and Residential Funding Corporation ("RFC") and (ii) MortgageIT executed the Promissory Note (the "Note" and, together with the First Amended and Restated Credit and Security Agreement, the "RFC Facility"). The closing date for the RFC Facility was April 30, 2005. Pursuant to the RFC Facility, RFC will provide financing from time to time to provide interim funding for the origination or acquisition of certain mortgage loans, which mortgage loans shall secure Warehousing Advances (as defined in the First Amended and Restated Warehousing Credit and Security Agreement) to be made by RFC under the First Amended and Restated Warehousing Credit and Security Agreement. The RFC Facility is a committed facility of up to $400,000,000.

The RFC Facility is subject to sub-limits, advance rates and terms that vary depending on the type of mortgage loans securing these facilities. The RFC Facility bears interest at LIBOR plus a spread based on the types of loans being funded. The documents governing the RFC Facility contain a number of compensating balance requirements and restrictive financial and other covenants that, among other things, require the Company to maintain a minimum ratio of total liabilities to tangible net worth, minimum levels of tangible net worth, liquidity and stockholders' equity and maximum leverage ratios, as well as to comply with applicable regulatory and investor requirements. The foregoing descriptions of the First Amended Warehousing Credit and Security Agreement and the Note are qualified in their entirety by reference to the First Amended Warehousing Credit and Security Agreement and the Note, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

On April 12, 2005, the Company executed a Guaranty in favor of RFC. Pursuant to the Guaranty, the Company guarantees all of the obligations of MortgageIT under the RFC Facility. The foregoing description of the Guaranty is qualified in its entirety by reference to the Guaranty, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

On May 9, 2005, MortgageIT entered into the First Amendment to the First Amended Warehousing Credit and Security Agreement between MortgageIT and RFC (the "First Amendment"). The significant changes to the First Amended Warehousing Credit and Security Agreement resulting from the First Amendment were as follows: (i) revise the negative covenants with which MortgageIT must comply; (ii) increase the borrowing sub-limit applicable to MortgageIT's subprime division; and (iii) waive MortgageIT's non-compliance with certain covenants in the First Amended Warehousing Credit and Security Agreement relating to giving prior notice of transactions, exceeding its Leverage Ratio and exceeding its Operating Losses. The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

On May 9, 2005, the Company executed a Consent of Guarantor (the "Consent") in favor of RFC. Pursuant to the Consent, the Company consents to the First Amendment and all transactions contemplated thereby. The foregoing description of the Consent is qualified in its entirety by reference to the Consent, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)     Exhibits.

10.1	First Amended Warehousing Credit and Security Agreement, dated April 12, 2005, between MortgageIT, Inc. and Residential Funding Corporation.
10.2	Promissory Note, dated April 12, 2005, by MortgageIT, Inc.
10.3	Guaranty, dated April 12, 2005, by MortgageIT Holdings, Inc.
10.4	First Amendment to First Amended Warehousing Credit and Security Agreement, dated May 9, 2005, between MortgageIT, Inc. and Residential Funding Corporation.
10.5	Consent of Guarantor, dated May 9, 2005, by MortgageIT Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By:	/s/ John R. Cuti
John R. Cuti Secretary

Date: May 16, 2005

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated May 16, 2005 (April 30, 2005)

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amended Warehousing Credit and Security Agreement, dated April 12, 2005, between MortgageIT, Inc. and Residential Funding Corporation.
10.2	Promissory Note, dated April 12, 2005, by MortgageIT, Inc.
10.3	Guaranty, dated April 12, 2005, by MortgageIT Holdings, Inc
10.4	First Amendment to First Amended Warehousing Credit and Security Agreement, dated May 9, 2005, between MortgageIT, Inc. and Residential
10.5	Consent of Guarantor, dated May 9, 2005, by MortgageIT Holdings, Inc.